UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2026

AEROVIRONMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33261	95-2705790
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)

241 18th Street South, Suite 650
Arlington, Virginia	22202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 418-2828

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	AVAV	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Chief Operating Officer Appointment

On April 9, 2026, AeroVironment Inc. (the “Company”) announced the appointment of Robert Smith as the Company’s Executive Vice President and Chief Operating Officer, effective April 13, 2026. Dr. Smith succeeds Brad Truesdell, who previously announced his intent to retire from employment with the Company upon the appointment of his successor. Mr. Truesdell will continue employment with the Company in an advisory role through April 30, 2026, before transitioning to a consulting role starting May 1, 2026, to assist Dr. Smith and the Company in a smooth and orderly transition.

Dr. Smith, age 53, served as the Vice President, Radio Frequency Solutions of Raytheon Company, an RTX Corp. company, from February 2024 to March 2026. He also served as Vice President, Mission Suites of Raytheon from September 2023 to February 2024. He served as Senior Vice President and General Manager, Integrated Defense Solutions of Cobham Advanced Electronic Solutions from March 2022 to September 2023 and as President, Government Operations of BWX Technologies, Inc. from January 2021 to January 2022. Prior to joining BWX Technologies, Dr. Smith had multiple executive roles at Lockheed Martin Corp., including Vice President and General Manager of Radar and Sensor Systems, Vice President of C4ISR, and Vice President of Space and Cyber, among other positions. Dr. Smith holds a bachelor’s degree in chemical engineering from the University of Maryland Baltimore County, a Ph.D. in chemical engineering from Auburn University and a master’s degree in business administration from Johns Hopkins University.

Offer Letter with Dr. Smith

The Company entered into a written offer letter with Dr. Smith outlining the terms of his employment. Pursuant to the terms of the offer letter, Dr. Smith will receive an annual base salary of $550,000. He will also participate in the Company’s fiscal year 2027 bonus plan with a bonus target of $440,000. Dr. Smith will also receive a sign-on bonus of $350,000, subject to all applicable taxes, which sign-on bonus must be repaid if he voluntarily resigns or is terminated for cause within twelve months following the commencement of his employment with the Company. Additionally, Dr. Smith will be granted $350,000 of restricted stock pursuant to the terms of the Company’s 2021 Equity Incentive Plan. Subject to Dr. Smith’s continued service to the Company, the restricted stock will vest in equal installments over a three-year period with the first vesting occurring approximately one year from the grant date. Dr. Smith will also be granted equity awards pursuant to the Company’s fiscal year 2027 long term incentive program, consisting of $715,000 of performance restricted stock units which will vest based on the Company’s achievement of specified financial metrics over the cumulative three-fiscal year 2027-2029 performance period and $385,000 of restricted stock awards, which will vest over time in equal amounts over a three-year period beginning approximately one year after the date of grant. It is expected that Dr. Smith’s equity awards under the fiscal year 2027 long term incentive program will be issued at the time awards under the program are made to the Company’s other executive officers. Dr. Smith will be eligible to participate in the Company's equity incentive plan, employee stock purchase program and deferred compensation plan and other benefits generally available to the Company’s executive officers. The foregoing summary of the offer letter is not complete and is qualified in its entirety by reference to the full text thereof, which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

There are no arrangements or understandings between Dr. Smith and any other persons pursuant to which he was selected to be an officer of the Company. There are also no family relationships between Dr. Smith and any director or executive officer of the Company and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Consulting Agreement with Mr. Truesdell

On April 7, 2026, the Company entered into a consulting agreement, with an effective date of May 1, 2026 (the “Effective Date”), pursuant to which Mr. Truesdell will provide consulting services to the Company through his limited liability company, Truesdell Capital LLC, for up to approximately 26 months after the end of his employment with the Company at a rate of $200.00 per hour. Mr. Truesdell’s outstanding restricted stock awards will continue to vest pursuant to their terms over the term of the consulting agreement. All performance restricted stock units held by Mr. Truesdell, other than performance restricted stock units for the fiscal year 2024-fiscal year 2026 performance period, will be forfeited on the Effective Date. On April 8, 2026, Mr. Truesdell and the Company entered into Amendment No. 1 to the consulting agreement, effective as of the Effective Date, to clarify that Mr. Truesdell will be entitled to receive his bonus for the Company’s fiscal year 2026 under the Company’s FY2026 Section 16 Short Term Incentive Plan (“STIP”), which will be paid when, and if, the Company pays bonuses to the other participants in the STIP based on the Company’s achievement of the metrics associated with the STIP.

The foregoing description of the consulting agreement is not complete and is qualified in its entirety by reference to the full text thereof, which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

Item 7.01.  Regulation FD Disclosure.

On April 9, 2026, the Company issued a press release announcing Dr. Smith’s appointment as the Company’s Executive Vice President and Chief Operating Officer.  A copy of the Company’s press release is furnished with this Form 8-K and attached hereto as Exhibit 99.1.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section. Such information shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits

(d)            Exhibits.

Exhibit Number	Description

10.1	Offer Letter dated March 18, 2026 with Robert Smith.
10.2	Consulting Agreement and Amendment No. 1 to Consulting Agreement by and between AeroVironment, Inc. and Truesdell Capital LLC effective May 1, 2026.
99.1	Press release issued by AeroVironment, Inc., dated April 9, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEROVIRONMENT, INC.

Date: April 9, 2026	By:	/s/ Melissa Brown
Melissa Brown
Executive Vice President, Chief Legal Officer & Corporate Secretary

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